EXHIBIT 10.2
                                                               ------------



                       STOCK PURCHASE AGREEMENT AMENDMENT
                       ----------------------------------


     THIS STOCK PURCHASE AGREEMENT AMENDMENT (this "Agreement") is made and entered into as of February 12, 2010, by and among The Quercus Trust ("Quercus" or the "Purchaser"), and Entech Solar, Inc., a Delaware corporation (the "Company").

     WHEREAS, the Purchaser and the Company desire to eliminate various price protection provisions that were included in Stock Purchase Agreements entered by them on the following dates: December 15, 2009; January 12, 2010; January 29, 2010; and February 8, 2010 (collectively "the SPA Dates").

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Amendment
  ----------

1.1     Price Adjustment.  Reference is made to the Stock Purchase Agreements
        ----------------
(each an "SPA") entered into by and between the Company and Quercus dated the SPA Dates. In order to eliminate the "price adjustment" provisions set forth therein, Section 1.3 of the SPA dated December 15, 2009 and Section 1.2 of the SPAs dated January 12, 2010, January 29, 2010 and February 8, 2010 are hereby deleted.


     2. Miscellaneous.
        -------------

2.1     Entire Agreement. This Agreement contains the entire agreement among the
        ----------------
parties with respect to the amendment contemplated hereby.

2.2     Governing Law.  This Agreement shall be governed by and construed under
        -------------
the laws of the State of Delaware.

2.3     Counterparts.  This Agreement may be executed in two or more
        ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.4     Severability.  The invalidity of any portion hereof shall not affect the
        ------------
validity, force, or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, the parties agree that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law against those for whom it may be enforceable, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

2.5     Further Assurances.  The parties hereto shall, without additional
        ------------------
consideration, execute and deliver or cause to be executed and delivered such further instruments and shall take or cause to be taken such further actions as are necessary to carry out more effectively the intent and purpose of this Agreement.

2.6     Successors and Assigns.  Nothing in this Agreement, express or implied,
        ----------------------
is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

2.7     Titles and Subtitles.  The titles and subtitles used in this Agreement
        --------------------
are used for convenience only and are not to be considered in construing or interpreting this Agreement.

2.8     Notices.  All notices required or permitted hereunder shall be in
        -------
writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

2.9     Amendments and Waivers.  Any term of this Agreement may be amended and
        ----------------------
the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Quercus. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, and each future holder of all such securities and the Company.



                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                              THE QUERCUS TRUST

                              BY:  /s/ David Gelbaum
                                  ---------------------------------
                                       David Gelbaum

Address:
2309 Santiago Drive
Newport, California 92660



                              ENTECH SOLAR, INC.


                              BY:  /s/ Sandra J. Martin
                                  ---------------------------------
                                       Sandra J. Martin
                                       Chief Financial Officer


Address:
13301 Park Vista Blvd., Suite 100
Fort Worth, Texas 76177